Filed pursuant to Rule 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG GW&K Small/Mid Cap Fund

Supplement dated March 24, 2023 to the Prospectus and Statement of Additional Information, each dated May 1, 2022, as supplemented March 9, 2023

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Small/Mid Cap Fund (the “Fund”), a series of AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, the Fund’s name is changed from AMG GW&K Small/Mid Cap Fund to AMG GW&K Small/Mid Cap Core Fund. All references to AMG GW&K Small/Mid Cap Fund in the Prospectus and SAI are deleted and replaced with “AMG GW&K Small/Mid Cap Core Fund.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE